Exhibit 31.1

CERTIFICATION
PURSUANT TO SECTION 302
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Spiros Jamas, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Entera Bio Ltd. (the “registrant”);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 29, 2022	/s/ Spiros Jamas
Spiros Jamas Chief Executive Officer (Principal Executive Officer)